UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

B. RILEY PRINCIPAL MERGER CORP.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

On February 7, 2020, B. Riley Principal Merger Corp. (the “Company”) filed the following Current Report on Form 8-K with the U.S. Securities and Exchange Commission with respect to the Company’s proposed business combination with Alta Equipment Holdings, Inc.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2020

B. RILEY PRINCIPAL MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BRPM.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	BRPM	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock	BRPM WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, B. Riley Principal Merger Corp., a Delaware corporation (the “Company”) has scheduled a special meeting in lieu of the 2020 annual meeting of its stockholders (the “special meeting”) for 10:00 AM, Eastern time, on February 11, 2020, to vote on the proposals described in the Company’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 23, 2020, relating to the Company’s proposed business combination (the “business combination”) with Alta Equipment Holdings, Inc., a Michigan corporation (“Alta”), a leading provider of premium industrial and construction equipment and related services. Holders of shares of the Company’s Class A common stock included in the units sold by the Company in its initial public offering (the “public shares”) were entitled to request that the Company redeem all or a portion of their public shares for cash in connection with the vote to approve the business combination at the special meeting until 10:00 AM, Eastern time, on February 7, 2020 (two business days prior to the vote at the special meeting) (the “redemption deadline”).

As of the redemption deadline, only 1,453,762 shares out of a total of 14,375,000 public shares were submitted for redemption, or less than 11% of the total public shares. As a result, the Company expects that greater than $131 million in cash will be available from the Company’s trust account established in connection with the Company’s initial public offering (the “trust account”) following the redemption of such public shares in connection with the closing of the business combination.

In addition, as previously disclosed, on February 3, 2020, the Company entered into a Fifth Amended and Restated ABL First Lien Credit Agreement, a Note Purchase Agreement and a Fifth Amended and Restated Floor Plan First Lien Credit Agreement in connection with the business combination, the material terms of which were described in the Company’s Current Report on Form 8-K filed on February 4, 2020 and are incorporated herein by reference. Due to the limited number of redemptions submitted in connection with the special meeting and the resulting amount of cash expected to be available from the trust account, the Company intends to (i) request an advance of $115 million and to have the remaining $185 million commitment available under the Fifth Amended and Restated ABL First Lien Credit Agreement and (ii) request an advance of $155 million pursuant to the Note Purchase Agreement.

On February 7, 2020, the Company issued a press release announcing the matters described above, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company has filed a definitive proxy statement on January 23, 2020 with the U.S. Securities and Exchange Commission (the “SEC”). The definitive proxy statement and other relevant documents have been sent or given to the stockholders of the Company as of January 16, 2020, the record date established for voting on the proposed business combination and contain important information about the proposed business combination and related matters. Company stockholders and other interested persons are advised to read the definitive proxy statement and any amendments thereto in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination, because the proxy statement contains important information about the Company, Alta and the proposed business combination. The definitive proxy statement has been mailed to the Company’s stockholders as of the record date established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company, when and if available, can be obtained free of charge by directing a written request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Participants in the Solicitation

The Company and Alta and their respective directors and executive officers may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the proposed business combination. Information about such persons, including their names and a description of their interests in the Company, Alta and the proposed business combination, as applicable, are set forth in the proxy statement for the proposed business combination. The proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Forward-Looking Statements

This Current Report includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the amounts expected to be available from the trust account and from debt financing sources, Alta’s ability to effect the acquisitions of each of Liftech Equipment Companies, Inc. (“Liftech”) and FlaglerCE Holdings, LLC (“Flagler”); the parties’ ability to effect the business combination; the benefits of the acquisitions of Liftech and Flagler (the “acquisitions”) and of the business combination; the future financial performance of the Company following the business combination; and changes in Alta’s, Liftech’s and Flagler’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and the Company and Alta do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger relating to the business combination (as the same may be amended from time to time, the “Merger Agreement”) or the acquisitions; (2) the outcome of any legal proceedings that may be instituted against the Company or Alta following announcement of the proposed business combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement or the acquisitions due to the failure to obtain approval of the stockholders of the Company or satisfy other conditions to the closing of the proposed business combination ; (4) the ability to obtain or maintain the listing of the Company’s shares of Class A common stock on the New York Stock Exchange following the proposed business combination; (5) the risk that the proposed business combination or the acquisition disrupt the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination or the acquisitions, which may be affected by, among other things, competition, the ability of the Company business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination or the acquisitions; (8) changes in applicable laws or regulations; (9) the possibility that the Company, Alta, Liftech or Flagler may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by the Company with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 7, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL MERGER CORP.

Dated: February 7, 2020	By:	/s/ Daniel Shribman
Name: Daniel Shribman
Title: Chief Financial Officer

Exhibit 99.1

B. Riley Principal Merger Corp. Announces Results of Stockholder Redemptions

Stockholders Redeem Less Than 11% of Total Public Shares Outstanding

Business Combination Expected to Close February 14, Subject to Stockholder Vote and Satisfaction of Closing Conditions

New York, New York, February 7, 2020 /PRNewswire/ -- B. Riley Principal Merger Corp. (NYSE: BRPM, BRPM WS, BRPM.U) (the “Company”), a special purpose acquisition company sponsored by an affiliate of B. Riley Financial, Inc. (Nasdaq: RILY) (“B. Riley Financial”), today announced that less than 11% of the 14,375,000 total public shares of the Company’s Class A common stock were submitted for redemption in connection with the Company’s special meeting in lieu of the 2020 annual meeting of its stockholders (the “special meeting”), scheduled to occur at 10:00 AM, Eastern time, on February 11, 2020, in connection with the Company’s proposed initial business combination (the “business combination”) with Alta Equipment Holdings Inc. (“Alta”), a leading provider of premium industrial and construction equipment and related services. The deadline for submitting shares for redemption was February 7, 2020 at 10:00 AM, Eastern time.

Given the low number of shares that were submitted for redemption, the Company expects that more than $131 million in cash will be available from the Company’s trust account established in connection with the Company’s initial public offering following redemptions. The Company expects to request an advance of only $115 million under its Fifth Amended and Restated ABL First Lien Credit Agreement and $155 million pursuant to its Note Purchase Agreement, which were both secured to finance and will become effective upon the closing of the business combination.

The business combination is expected to close on February 14, 2020, subject to the approval of the Company’s stockholders at the special meeting and the satisfaction of other closing conditions. Upon the closing of the business combination, the Company will be renamed “Alta Equipment Group Inc.” Shares of the Company’s common stock are expected to begin trading on the New York Stock Exchange under the ticker symbol “ALTG” on February 18, 2020.

About Alta Equipment Holdings Inc.

Alta owns and operates one of the largest integrated equipment dealership platforms in the U.S. Through its branch network, Alta sells, rents, and provides parts and service support for several categories of specialized equipment, including lift trucks and aerial work platforms, cranes, earthmoving equipment and other industrial and construction equipment. Alta has operated as an equipment dealership for 35 years and has developed a branch network that includes 31 total locations in Michigan, Illinois, Indiana, and New England. Alta offers its customers a one-stop-shop for most of their equipment needs by providing sales, parts, service, and rental functions under one roof. More information can be found at www.altaequipment.com.

About B. Riley Principal Merger Corp.

B. Riley Principal Merger Corp. is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. The Company raised $143.75 million in its initial public offering and began trading on the New York Stock Exchange in April 2019. Its shares of Class A common stock, units and warrants trade under the ticker symbols “BRPM,” “BRPM.U” and “BRPM WS,” respectively.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company has filed a definitive proxy statement on January 23, 2020 with the U.S. Securities and Exchange Commission (the “SEC”). The definitive proxy statement and other relevant documents have been sent or given to the stockholders of the Company as of January 16, 2020, the record date established for voting on the proposed business combination and contain important information about the proposed business combination and related matters. Company stockholders and other interested persons are advised to read the definitive proxy statement and any amendments thereto in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination, because the proxy statement contains important information about the Company, Alta and the proposed business combination. The definitive proxy statement has been mailed to the Company’s stockholders as of the record date established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company, when and if available, can be obtained free of charge by directing a written request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Participants in the Solicitation

The Company and Alta and their respective directors and executive officers may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the proposed business combination. Information about such persons, including their names and a description of their interests in the Company, Alta and the proposed business combination, as applicable, are set forth in the proxy statement for the proposed business combination. The proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the amounts expected to be available from the trust account and from debt financing sources, the expected timing of the closing the business combination, Alta’s ability to effect the acquisitions of each of Liftech Equipment Companies, Inc. (“Liftech”) and FlaglerCE Holdings, LLC (“Flagler”); the parties’ ability to effect the business combination; the benefits of the acquisitions of Liftech and Flagler (the “acquisitions”) and of the business combination; the future financial performance of the Company following the business combination; and changes in Alta’s, Liftech’s and Flagler’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and the Company and Alta do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger relating to the business combination (as the same may be amended from time to time, the “Merger Agreement”) or the acquisitions; (2) the outcome of any legal proceedings that may be instituted against the Company or Alta following announcement of the proposed business combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement or the acquisitions due to the failure to obtain approval of the stockholders of the Company or satisfy other conditions to the closing of the proposed business combination ; (4) the ability to obtain or maintain the listing of the Company’s shares of Class A common stock on the New York Stock Exchange following the proposed business combination; (5) the risk that the proposed business combination or the acquisition disrupt the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination or the acquisitions, which may be affected by, among other things, competition, the ability of the Company business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination or the acquisitions; (8) changes in applicable laws or regulations; (9) the possibility that the Company, Alta, Liftech or Flagler may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by the Company with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:

For Alta:

Investors:

Bob Jones / Taylor Krafchik

Ellipsis

IR@altaequipment.com

(646) 776-0886

Media:

Glenn Moore

Alta Equipment

glenn.moore@altaequipment.com

(248) 305-2134

For B. Riley:

Media:

Jo Anne McCusker

jmccusker@brileyfin.com

(646) 885-5425